NEWS RELEASE

EVEREST RE GROUP, LTD.

Seon Place, 141 Front Street, 4th Floor, Hamilton HM 19, Bermuda

Contacts

Media: Dawn Lauer                                                                           Investors: Jon Levenson

Chief Communications Officer                                                          Head of Investor Relations

Everest Global Services,  Inc.                                                              Everest Global Services, Inc.

908.300.7670                                                                                    908.604.3169

Everest Re Group Reports First Quarter 2022 Results

$406 Million of Net Operating Income and $298 Million of Net Income

$3.2 Billion in Gross Written Premium and a 91.6% Combined Ratio

HAMILTON, Bermuda -- (BUSINESS WIRE) – April 27, 2022 – Everest Re Group, Ltd. (“Everest” or the “Group”) today reported its first quarter 2022 results.

First Quarter 2022 Highlights

  $406 Million of Net Operating Income and 16.2% annualized Operating ROE and Net Income of $298 Million
  Year over year gross written premium (“GWP”) growth of 9% for the Group, 6% for Reinsurance and 15% for Insurance
  Combined ratios of 91.6% for the Group, 91.4% for Reinsurance and 91.9% for Insurance
  Attritional combined ratios of 87.4% for the Group, 86.2% for Reinsurance and 90.9% for Insurance
  Pre-tax underwriting income of $235 million including $115 million of catastrophe losses net of recoveries and reinstatement premiums. Catastrophe events comprised of Australian flood losses, European storms, and March 2022 events in the United States
  Pre-tax net investment income of $243 million, well balanced between fixed income and alternative investments

Everest Re Group President & CEO Juan C. Andrade commented on the Company’s results:

“Everest is off to a strong start in 2022 with first quarter results that reflect our relentless focus on profitability and margin expansion. Excellent performance across our underwriting businesses, as well as investments, contributed to $406 million in net operating income and a 16.2% annualized operating return on equity. Our discipline, strength and resilience stand out in the increasingly volatile external environment, which is compounded by a web of macroeconomic, geopolitical and societal issues. As underwriters, the protection and stability we provide has never been more important, and we continue to be a source of strength in the face of global uncertainty.”

Summary of First Quarter 2022 Net Income and Other Items

  Net income of $298 million, equal to $7.56 per diluted share vs. first quarter 2021 net income of $342 million, equal to $8.52 per diluted share
  Net operating income of $406 million, equal to $10.31 per diluted share vs. first quarter 2021 net operating income of $260 million, equal to $6.49 per diluted share
  GAAP combined ratio of 91.6% including 4.1 points of catastrophe losses vs. the first quarter 2021 figures of 98.1% including 11.3 points of catastrophe losses
  Covid-19 Pandemic (“Pandemic”) ultimate loss estimate remains at $511 million
  Operating cashflow for the quarter of $846 million vs. the first quarter 2021 figure of $904 million
  Everest has limited exposure related to the Russian invasion of the Ukraine.  Given the ongoing nature of the war and the high degree of uncertainty around both exposure and coverage, no loss provision is being established at this time.

The following table summarizes the Company’s net income and related financial metrics.

Net income and operating income	Q1	Year to Date	Q1	Year to Date
All values in USD millions except for per share amounts	2022	2022	2021	2021
Everest Re Group
Net income	297.8	297.8	341.9	341.9
Net operating income (loss)	405.8	405.8	260.2	260.2

Net income per diluted common share	7.56	7.56	8.52	8.52
Net operating income per diluted common share	10.31	10.31	6.49	6.49

Net income annualized return on average equity	11.9%	11.9%	15.0%	15.0%
Net operating income annualized return on average equity	16.2%	16.2%	11.4%	11.4%

Period end equity and book value	Q1 2022	Year to Date
Shareholders' equity	9,527.6
Book value per share	241.52
Change in BVPS adjusted for dividends		-5.9%
Total Shareholder Return ("TSR") - Annualized		8.6%
Notes
1/ Refer to the reconciliation of net income to net operating income found on page 7 of this press release

The following information summarizes the Company’s underwriting results, on a consolidated basis and by segment – Reinsurance and Insurance, with selected commentary on results by segment.

Underwriting information - Everest Re Group	Q1	Year to Date	Q1	Year to Date	Year on Year Change
All values in USD millions except for percentages	2022	2022	2021	2021	Q1	Year to Date
Gross written premium	3,186.4	3,186.4	2,931.4	2,931.4	8.7%	8.7%
Net written premium	2,812.0	2,812.0	2,553.9	2,553.9	10.1%	10.1%

Loss ratio	64.1%	64.1%	71.7%	71.7%	(7.6) pts	(7.6) pts
Commission and brokerage ratio	21.7%	21.7%	20.5%	20.5%	1.2 pts	1.2 pts
Other underwriting expenses	5.8%	5.8%	5.9%	5.9%	(0.1) pts	(0.1) pts
Combined ratio	91.6%	91.6%	98.1%	98.1%	(6.5) pts	(6.5) pts
Attritional combined ratio	87.4%	87.4%	87.3%	87.3%	0.1 pts	0.1 pts

Pre-tax net catastrophe losses	115.0	115.0	260.0	260.0
Pre-tax net covid losses	-	-	-	-
Pre-tax net prior year reserve development	(0.9)	(0.9)	(1.8)	(1.8)
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Reinsurance Segment – Quarterly Highlights

  Gross written premiums of $2.2 billion for the quarter including a highly successful January 1 renewal where Everest achieved growth in targeted classes notably casualty pro rata and international treaty, while optimizing the property portfolio to reduce catastrophe volatility and maximize returns
  Improved risk-adjusted profitability of the portfolio driven by targeted underwriting actions, resulting in a 60 basis point improvement in the attritional loss ratio for the quarter vs. the prior year (58.9% vs. 59.5%) and an overall combined ratio of 91.4%
  Continued expense discipline resulting in an operating expense ratio for the quarter of 2.4%

Underwriting information - Reinsurance segment	Q1	Year to Date	Q1	Year to Date	Year on Year Change
All values in USD millions except for percentages	2022	2022	2021	2021	Q1	Year to Date
Gross written premium	2,185.6	2,185.6	2,059.0	2,059.0	6.1%	6.1%
Net written premium	2,081.4	2,081.4	1,912.9	1,912.9	8.8%	8.8%

Loss ratio	64.1%	64.1%	71.6%	71.6%	(7.5) pts	(7.5) pts
Commission and brokerage ratio	24.9%	24.9%	23.0%	23.0%	1.9 pts	1.9 pts
Other underwriting expenses	2.4%	2.4%	2.9%	2.9%	(0.5) pts	(0.5) pts
Combined ratio	91.4%	91.4%	97.5%	97.5%	(6.1) pts	(6.1) pts
Attritional combined ratio	86.2%	86.2%	85.5%	85.5%	0.7 pts	0.7 pts

Pre-tax net catastrophe losses	110.0	110.0	212.5	212.5
Pre-tax net covid losses	-	-	-	-
Pre-tax net prior year reserve development	(1.6)	(1.6)	(1.8)	(1.8)
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Insurance Segment – Quarterly Highlights

•         Gross written premiums of $1.0 billion reflecting a 15% increase year over year, driven by balanced and diversified growth across core classes and geographies This growth was offset by intentional underwriting actions to reduce exposure in property CAT and targeted accounts that did not meet our risk adjusted return thresholds. Excluding these actions, growth was 25%

  Excellent profitability with a 91.9% combined ratio and 90.9% attritional combined ratio (a 1.3 point improvement compared to 1Q 2021)

•         Rate increases remain solid and above loss trend

Underwriting information - Insurance segment	Q1	Year to Date	Q1	Year to Date	Year on Year Cgange
All values in USD millions except for percentages	2022	2022	2021	2021	Q1	Year to Date
Gross written premium	1,000.7	1,000.7	872.4	872.4	14.7%	14.7%
Net written premium	730.6	730.6	641.0	641.0	14.0%	14.0%

Loss ratio	64.1%	64.1%	72.0%	72.0%	(7.9) pts	(7.9) pts
Commission and brokerage ratio	12.5%	12.5%	13.2%	13.2%	(0.7) pts	(0.7) pts
Other underwriting expenses	15.3%	15.3%	14.8%	14.8%	0.5 pts	0.5 pts
Combined ratio	91.9%	91.9%	99.9%	99.9%	(8.0) pts	(8.0) pts
Attritional combined ratio	90.9%	90.9%	92.2%	92.2%	(1.3) pts	(1.3) pts

Pre-tax net catastrophe losses	5.0	5.0	47.5	47.5
Pre-tax net covid losses	-	-	-	-
Pre-tax net prior year reserve development	0.7	0.7	-	-
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Investments and Shareholders’ Equity at March 31, 2022

•         Total invested assets and cash of $29.3 billion versus the year end 2021 value of $29.7 billion

•         Shareholders’ equity of $9.5 billion vs. $10.1 billion at year end 2021, largely driven by $811 million of unrealized net losses on fixed income investments

•         Book value per diluted share of $241.52 vs. $258.21 at year end 2021

•         Book value per diluted share excluding unrealized gains (losses) on fixed income investments of $256.01 vs. $252.12 at year end 2021

•         Common share dividends declared and paid in the quarter of $1.55 per share equal to $61 million

•         Common share repurchases of $1.3 million during the quarter, representing 5,000 shares at an average price of $264.42 per share

Equity and Book Value per Share	Q1	Year to Date	Q1	Year to Date
All values in USD millions except for per share amounts	2022	2022	2021	2021
Beginning shareholders' equity	10,139.2	10,139.2	9,726.2	9,726.2
Net income	297.8	297.8	341.9	341.9
Change- unrealized gains (losses) - Fixed inc. investments	(811.0)	(811.0)	(292.3)	(292.3)
Dividends to shareholders	(61.1)	(61.1)	(62.2)	(62.2)
Purchase of treasury shares	(1.3)	(1.3)	(23.5)	(23.5)
Other	(35.9)	(35.9)	(7.2)	(7.2)
Ending shareholders' equity	9,527.6	9,527.6	9,682.9	9,682.9

Common shares outstanding		39.45		40.08
Book value per common share outstanding		241.52		241.57
Less: Unrealized on fixed inc. investments ("URAD")		(14.49)		10.77
Book value excl. URAD per common share outstanding		256.01		230.80
Common share dividends paid - last 12 months		6.20		6.20

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company. These risks and uncertainties include the impact of the ongoing war in Ukraine, the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market and investment income fluctuations, trends in insured and paid losses, catastrophes, pandemic, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Everest Re Group, Ltd.

Everest Re Group, Ltd. (“Everest”) is a leading global provider of reinsurance and insurance, operating for close to 50 years through subsidiaries in the U.S., Europe, Singapore, Canada, Bermuda, and other territories.

Everest offers property, casualty, and specialty products through its various operating affiliates located in key markets around the world.

Everest common stock (NYSE:RE) is a component of the S&P 500 index.

Additional information about Everest, our people, and our products can be found on our website at www.everestre.com. All issuing companies may not do business in all jurisdictions.

A conference call discussing the results will be held at 8:00 a.m. Eastern Time on April 28, 2022.  The call will be available on the Internet through the Company’s web site at everestre.com/investors.

Recipients are encouraged to visit the Company’s web site to view supplemental financial information on the Company’s results.  The supplemental information is located at www.everestre.com  in the “Investors/Financials/Quarterly Results” section of the website.  The supplemental financial information may also be obtained by contacting the Company directly.

_______________________________________________

The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net gains (losses) on investments and after-tax net foreign exchange income (expense) as the following reconciliation displays:

	Three Months Ended March 31,				Three Months Ended March 31,
(Dollars in thousands, except per share amounts)	2022		2021		2022		2021
	(unaudited)				(unaudited)

		Per Diluted		Per Diluted		Per Diluted		Per Diluted
	Amount	Share	Amount	Share	Amount	Share	Amount	Share

Net income (loss)	$297,751	$7.56	$341,862	$8.52	$297,751	$7.56	$341,862	$8.52
After-tax net gains (losses) on investments	($123,369)	($3.14)	$30,035	$0.75	($123,369)	($3.14)	$30,035	$0.75
After-tax net foreign exchange income (expense)	$15,338	$0.39	$51,618	$1.29	$15,338	$0.39	$51,618	$1.29

After-tax operating income (loss)	$405,782	$10.31	$260,209	$6.49	$405,782	$10.31	$260,209	$6.49

(Some amounts may not reconcile due to rounding.)

Although net gains (losses) on investments and net foreign exchange income (expense) are an integral part of the Company’s insurance operations, the determination of net gains (losses) on investments and foreign exchange income (expense) is independent of the insurance underwriting process.  The Company believes that the level of net gains (losses) on investments and net foreign exchange income (expense) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company’s success or failure in its basic business and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company’s performance.

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended
	March 31,
(Dollars in thousands, except per share amounts)	2022	2021
	(unaudited)
REVENUES:
Premiums earned	$2,791,765	$2,387,865
Net investment income	242,830	260,413
Net gains (losses) on investments:
Credit allowances on fixed maturity securities	(11,853)	(6,977)
Gains (losses) from fair value adjustments	(136,860)	29,056
Net realized gains (losses) from dispositions	(4,914)	16,823
Total net gains (losses) on investments	(153,627)	38,902
Other income (expense)	15,363	56,593
Total revenues	2,896,331	2,743,773

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	1,789,863	1,711,419
Commission, brokerage, taxes and fees	605,230	489,011
Other underwriting expenses	161,293	142,231
Corporate expenses	14,020	12,378
Interest, fees and bond issue cost amortization expense	24,078	15,639
Total claims and expenses	2,594,484	2,370,678

INCOME (LOSS) BEFORE TAXES	301,847	373,095
Income tax expense (benefit)	4,096	31,233

NET INCOME (LOSS)	$297,751	$341,862

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	(815,177)	(288,615)
Reclassification adjustment for realized losses (gains) included in net income (loss)	4,178	(3,666)
Total URA(D) on securities arising during the period	(810,999)	(292,281)

Foreign currency translation adjustments	(34,102)	(9,582)

Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	758	2,043
Total benefit plan net gain (loss) for the period	758	2,043
Total other comprehensive income (loss), net of tax	(844,343)	(299,820)

COMPREHENSIVE INCOME (LOSS)	$(546,592)	$42,042

EARNINGS PER COMMON SHARE:
Basic	$7.57	$8.53
Diluted	7.56	8.52

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
(Dollars and share amounts in thousands, except par value per share)	2022	2021
	(unaudited)
ASSETS:
Fixed maturities - available for sale	$21,998,415	$22,308,272
(amortized cost: 2022, $22,693,029; 2021, $22,063,592, credit allowances: 2022, ($41,591); 2021, ($29,738))
Equity securities, at fair value	1,780,526	1,825,908
Short-term investments (cost: 2022, $823,889; 2021, $1,178,386)	823,875	1,178,337
Other invested assets	2,917,039	2,919,965
Cash	1,778,218	1,440,861
Total investments and cash	29,298,073	29,673,343
Accrued investment income	156,997	149,105
Premiums receivable	3,264,023	3,293,598
Reinsurance recoverables	2,101,641	2,053,354
Funds held by reinsureds	920,054	868,601
Deferred acquisition costs	842,739	872,289
Prepaid reinsurance premiums	496,632	515,445
Income taxes	117,609	2,381
Other assets	789,014	757,167
TOTAL ASSETS	$37,986,782	$38,185,283

LIABILITIES:
Reserve for losses and loss adjustment expenses	19,495,637	19,009,486
Future policy benefit reserve	34,523	35,669
Unearned premium reserve	4,571,705	4,609,634
Funds held under reinsurance treaties	4,732	18,391
Other net payable to reinsurers	464,000	449,723
Losses in course of payment	133,888	260,684
Senior notes	2,346,147	2,345,800
Long term notes	223,799	223,774
Borrowings from FHLB	519,000	519,000
Accrued interest on debt and borrowings	38,843	17,348
Unsettled securities payable	67,698	16,698
Other liabilities	559,181	539,896
Total liabilities	28,459,153	28,046,103

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2022) 69,977
and (2021) 69,790 outstanding before treasury shares	700	698
Additional paid-in capital	2,271,890	2,274,431
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of ($89,926) at 2022 and $26,781 at 2021	(832,820)	11,523
Treasury shares, at cost; 30,529 (2022) and 30,524 shares (2021)	(3,848,630)	(3,847,308)
Retained earnings	11,936,489	11,699,836
Total shareholders' equity	9,527,629	10,139,180
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$37,986,782	$38,185,283

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	March 31,
(Dollars in thousands)	2022	2021
	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$297,751	$341,862
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	(14,203)	(105,460)
Decrease (increase) in funds held by reinsureds, net	(67,033)	(25,584)
Decrease (increase) in reinsurance recoverables	(125,881)	(14,518)
Decrease (increase) in income taxes	1,251	24,908
Decrease (increase) in prepaid reinsurance premiums	(7,167)	(27,071)
Increase (decrease) in reserve for losses and loss adjustment expenses	632,398	655,070
Increase (decrease) in future policy benefit reserve	(1,146)	(162)
Increase (decrease) in unearned premiums	4,045	196,631
Increase (decrease) in other net payable to reinsurers	46,310	105,390
Increase (decrease) in losses in course of payment	(125,074)	11,980
Change in equity adjustments in limited partnerships	(97,831)	(116,767)
Distribution of limited partnership income	71,174	18,125
Change in other assets and liabilities, net	47,052	(149,480)
Non-cash compensation expense	11,912	11,021
Amortization of bond premium (accrual of bond discount)	19,254	17,323
Net (gains) losses on investments	153,627	(38,902)
Net cash provided by (used in) operating activities	846,439	904,366

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale	849,019	818,352
Proceeds from fixed maturities sold - available for sale	418,988	228,278
Proceeds from equity securities sold, at fair value	90,101	281,313
Proceeds from distributions and sales of other invested assets	162,719	52,211
Cost of fixed maturities acquired - available for sale	(2,010,859)	(1,776,730)
Cost of equity securities acquired, at fair value	(195,026)	(174,981)
Cost of other invested assets acquired	(137,430)	(98,939)
Net change in short-term investments	354,761	308,585
Net change in unsettled securities transactions	46,399	(93,610)
Net cash provided by (used in) investing activities	(421,328)	(455,521)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period for share-based compensation, net of expense	(14,450)	(10,583)
Purchase of treasury shares	(1,322)	(23,545)
Dividends paid to shareholders	(61,097)	(62,229)
Cost of shares withheld on settlements of share-based compensation awards	(16,692)	(12,507)
Net cash provided by (used in) financing activities	(93,561)	(108,864)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	5,807	(8,972)

Net increase (decrease) in cash	337,357	331,009
Cash, beginning of period	1,440,861	801,651
Cash, end of period	$1,778,218	$1,132,660

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$2,681	$6,417
Interest paid	$2,210	$1,880